Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL INFORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SECURED PROMISSORY NOTE AND LOAN AGREEMENT

$3,000,000.00 October 27, 2025

FOR VALUE RECEIVED, TUHURA BIOSCIENCES, INC., a Nevada corporation with an address at 10500 University Center Drive, Tampa, FL 33612 (the “Borrower”), promises to pay to the order of MATTHEW JOSEPH NATCHTRAB REVOCABLE TRUST DTD 12/18/2014, or its successors, transferees or assignees (“Lender”), in lawful money of the United States of America the principal sum of Three Million and No/Dollars ($3,000,000.00), or such lesser principal amount as may be outstanding hereunder in accordance with the terms hereof on the earlier of (i) the Maturity Date (as hereinafter defined), or (ii) upon the occurrence and during the continuance of an Event of Default, together with all accrued and unpaid amounts due and payable to Lender pursuant to the provisions of this Secured Promissory Note and Loan Agreement (this “Note”).

All payments under this Note shall be made in lawful money of the United States, in immediately available funds and without set-off, deduction or counterclaim.

The Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note except for such notice as provided herein.

The following is a statement of the rights of Lender and the conditions to which this Note is subject, and to which Lender, by the acceptance of this Note, agrees:

1.
Advances; Commitment; Interest; Warrants
(a)
Advances and Commitment. Subject to the terms and conditions set forth herein, Lender agrees to make loans (“Loans”) in dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount up to $3,000,000.00 (the “Commitment”) in the following manner: (i) on the date of this Note, Lender shall fund a Loan to Borrower in the amount of One Million Five Hundred Thousand and No/Dollars ($1,500,000); and (ii) upon the written request of Borrower in the manner set forth in Section 1(b) below for Loans thereafter, up to the aggregate Commitment (and so long as no Event of Default then exists). For purposes of this Note, the “Availability Period” means the period commencing on the date of this Note and ending on the date that is thirty (30) calendar days after the date of this Note.
(b)
Borrowing Procedures; Requests for Loans. Request for advances hereunder, to the total amount of the Commitment, may be made by the Borrower by notifying Lender of such request in writing

(delivered by hand, overnight mail, or email) not later than 12:00 p.m., Eastern time, not less than two (2) business days before the date of the proposed Loan (each, a “Loan Request”). Such Loan Request shall specify (i) the amount of the Loan requested and (ii) the date on which such Loan is to be made. Subject to the terms and conditions of this Note, Lender shall advance such Loan to Borrower pursuant to a Loan Request by wire transfer of immediate funds to an account designated by Borrower (each, a “Loan Advance”).
(c)
Repayment Terms.
(i)
Borrower and Lender each acknowledge that the purpose of this lending relationship is to enable Borrower to provide working capital to be used in the ordinary course of Borrower’s business (the “Purpose”).
(ii)
The aggregate unpaid principal amount of the Loans, all accrued and unpaid interest and all other amounts payable under this Note shall be due and payable on December 31, 2025 (the “Maturity Date”), provided, however, that the outstanding principal amount of the Loans and all accrued and unpaid interest and all other amounts payable under this Note shall be due and payable in full within thirty (30) days following the successful closing by the Borrower of any equity financing from which the Borrower receives gross cash proceeds in excess of Twelve Million Dollars ($12,000,000).
(d)
Prepayment. The Borrower may prepay this Note in whole or in part without penalty at any time.

(e) Interest Rate. Except as otherwise provided herein, the outstanding principal amount of the Loans made hereunder shall bear interest at the Applicable Rate from the date the Loans were made until the Loans are paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise.

(f) Interest Payment Dates. Interest shall be payable in arrears to Lender on the Maturity Date.

(g) Computation of Interest. All computations of interest shall be made a daily rate equal to the Applicable Rate divided by thirty (30) for the actual number of days elapsed. Interest shall accrue on each Loan on the day on which such Loan is made and shall not accrue on the Loans for the day on which they are paid. Interest shall be calculated on a simple-interest basis.

(e)
Grant of Warrants. After 4:00 p.m. (New York City time) on the date of each Loan Advance, Borrower shall execute and deliver to Lender a warrant (each, a “Lender Warrant”) to purchase a number of shares of Common Stock, at an exercise price equal to the Nasdaq Official Closing Price (NOCP) on the date of the issuance of the Lender Warrant, as shall be equal to ten percent (10%) of the principal amount of the applicable Loan Advance divided by the exercise price of the Lender Warrant. Each Lender Warrant shall be in substantially the form attached to this Note as Exhibit A.
(f)
Loan Fee. In consideration of making the Loans available to Borrower and in addition to the interest payable hereunder and the Lender Warrants, Borrower shall pay to Lender a loan fee of One Hundred Fifty Thousand Dollars ($150,000) in the aggregate, which loan fee shall be payable on the Maturity Date.
2.
Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)
Failure to Pay. The Borrower shall fail to pay when due any payment due hereunder on or before the date on which it is due;
(b)
Breaches of Other Covenants. The Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note and such failure shall continue for fifteen (15) days after the earlier to occur of (i) Borrower’s receipt of written notice of such failure and (ii) the date on which the Borrower has knowledge of such failure;
(c)
Representations and Warranties. Any representation or warranty made by Borrower in this Note shall be false, incorrect, incomplete or misleading in any material respect;
(d)
Voluntary Bankruptcy or Insolvency Proceedings. The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or
(e)
Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Borrower, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Borrower, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.
3.
Rights of Lender upon Default.

(a) Notice of Default. Upon the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Lender may, by written notice to the Borrower, declare all outstanding Obligations payable by the Borrower hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.

(b) Effect of Bankruptcy. Upon the occurrence of any Event of Default described in Sections 2(d) and 2(e), immediately and without notice, all outstanding Obligations payable by the Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.

(c) No Further Obligations. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default that has not been cured within any applicable cure period provided herein, (i) Lender shall have no obligation to fund any further Loans under this Note and (ii) Lender may, subject to any applicable notice and cure requirements, exercise any other right, power or remedy granted to it by this Note or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

(d) Enforcement and Collection Costs and Expenses. Borrower agrees to pay Lender all costs incurred by Lender in connection with the collection, enforcement, or defense of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, bankruptcy, or otherwise. Borrower further agrees to indemnify and hold Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of Lender, which may be determined to be payable with respect to this Note.

4.
The Borrower’s Representations and Warranties. As of the date of this Note, Borrower represents and warrants to Lender that:
(a)
Due Incorporation, Qualification, etc. The Borrower (i) is a duly organized, validly existing and in good standing under the laws of the State of Nevada; and (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted.
(b)
Authority. The execution, delivery and performance by the Borrower of this Note and the consummation of the transactions contemplated thereby (i) are within the Borrower’s powers and (ii) have been duly authorized by all necessary actions on the part of the Borrower.
(c)
Enforceability. This Note constitutes, or will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.
(d)
Non-Contravention. The execution and delivery by the Borrower of this Note and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate any judgment, order, writ, decree, statute, rule or regulation applicable to the Borrower; (ii) contravene any applicable laws, (iii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Borrower is a party; or (iv) result in the creation or imposition of any Lien upon any property, asset or revenue of the Borrower or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Borrower, its business or operations, or any of its assets or properties.
(e)
Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with (i) the execution and delivery of this Note by the Borrower, or (ii) the performance and consummation of the transactions contemplated thereby.
(f)
Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or threatened in writing against the Borrower at law or in equity in any court or before any other governmental authority that seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Borrower of this Note or the transactions contemplated thereby.
(g)
Intellectual Property Rights. Borrower owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (the “Intellectual Property Rights”) that are material to the conduct of its business as now conducted and as presently proposed to be conducted. Borrower has no knowledge of any infringement by Borrower of Intellectual Property Rights of others. Borrower has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(h)
Conduct of Business. Borrower is not in material violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to Borrower, and Borrower will not conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Borrower possesses all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct its business, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and Borrower has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.
5.
Affirmative Covenants. The Borrower covenants and agrees with Lender that until the Obligations (other than inchoate indemnity obligations) are paid in full, the Borrower will perform or cause to be performed the covenants set forth below.
(a)
Notice Requirements. The Borrower shall deliver to Lender, (i) prompt written notice of the occurrence of any Event of Default, including a statement of a Responsible Officer setting forth details of such Event of Default and the action which the Borrower has taken or proposes to take with respect thereto; and (ii) prompt written notice of any litigation or governmental proceedings pending in writing against the Borrower that if adversely determined (A) would (alone or in the aggregate) reasonably be expected to result in liabilities in excess of $250,000 or (B) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Borrower of this Note or the transactions contemplated thereby.
(b)
Governmental Charges. The Borrower shall pay and discharge when due all Taxes, levies, assessments, fees, claims or other charges imposed by any governmental authority upon or relating to (i) the Borrower, (ii) this Note, (iii) employees, payroll, income or gross receipts of the Borrower, (iv) the ownership or use of any assets by the Borrower or (v) any other aspect of the business of the Borrower to the date upon which penalties accrue thereon, except as may be contested in good faith by the appropriate procedures and for which adequate reserves in accordance with GAAP have been set aside.
(c)
Use of Proceeds. The Borrower shall use the proceeds of this Note solely in connection with the Purpose.
6.
Granting of Security Interest. Borrower hereby pledges, assigns and grants to Lender, to secure the payment and the performance of this Note, the Loans, and the Obligations, a first priority security interest in and Lien on, and a right of set-off against, the following property and assets (collectively, the “Collateral”) and all proceeds and products thereof:

All of Borrower’s right, title, and interest in and to the following United States patents identified on Exhibit B hereto.

Borrower hereby represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a valid, first priority perfected security interest in the Collateral. Lender’s security interest in the Collateral shall continue until the Obligations (other than contingent obligations of Borrower hereunder that will survive payment in full of the Obligations and termination of this Note by express terms) are repaid in full. Upon payment in full of all amounts due under this Note, this Note and all obligations of Borrower hereunder (other than contingent obligations of Borrower hereunder that will survive payment in full of the Obligations and termination of this Note by express terms) shall automatically terminate, and all rights to the Collateral shall revert to the granting party and Lender shall, at Borrower’s sole cost and expense, release its security interest in the Collateral and/or authorize Borrower to file termination statement(s) reflecting the same.

7.
Authorization to File Financing Statements. Borrower hereby authorizes Lender to file financing statements or take any other action required to memorialize or perfect Lender’s security interest in the Collateral at Lender’s expense, with prior notice to Borrower, with all appropriate jurisdictions to perfect or protect Lender’s interest or rights under this Note with respect to the Collateral.
8.
Definitions. As used in this Note, the following capitalized terms have the following meanings:

“Affiliate” of any Person shall mean any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. “Control” (and its correlatives) by any Person means the power of such Person, directly or indirectly, (i) to vote 10% or more of the Voting Securities (determined on a fully diluted basis) of another Person, or (ii) to direct or cause the direction of the management and policies of such other Person (whether by contract or otherwise).

“Applicable Rate” shall mean the rate equal to three percent (3.0%) per month, with a “month” for this purpose being each period of thirty (30) consecutive calendar days beginning on the date of this Note.

“Availability Period” shall have the meaning given in Section 1(a) hereof.

“Borrower” shall have the meaning given in the introductory paragraph of this Note.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means shares of common stock, par value $0.001 per share, of Borrower.

“Disqualification Event” shall have the meaning given in Section 10(g) hereof.

“Event of Default” has the meaning given in Section 2 hereof.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Governmental Authority” shall mean any national, supranational, federal, state, county, provincial, local, municipal or other government or political subdivision thereof (including any regulatory agency), whether domestic or foreign, and any agency, authority, commission, ministry, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any such government.

“Intellectual Property Rights” shall have the meaning given in 4(g).

“Lender” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the holder of this Note.

“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance.

“Loans” shall have the meaning given in Section 1(a) hereof.

“Material Adverse Effect” shall mean a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance or properties of the Borrower, taken as a whole, and that is not a result of general economic, industry, market conditions, changes in law or other events beyond Borrower’s reasonable control, (ii) the rights and remedies of Lender under the Note or (iii) the ability of the Borrower to perform its Obligations under the Note.

“Maturity Date” shall have the meaning set forth in Section 1(c).

“Note” shall have the meaning set forth in the introductory paragraph.

“Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Borrower to Lender of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, reasonable attorneys’ fees and costs and reasonable accountants’ fees and costs chargeable to and payable by the Borrower hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

“Purpose” shall have the meaning set forth in Section 1(c).

“Responsible Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, vice president (or the equivalent thereof), chief financial officer or treasurer.

“Taxes” shall mean all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

9.
Miscellaneous.
(a)
Successors and Assigns; Transfer of this Note.
(i)
Subject to the restrictions on transfer described in this Section 9(a), the rights and obligations of the Borrower and Lender shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
(ii)
Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, without the prior written consent of the non-assigning party.
(b)
Waiver and Amendment. This Note may not be modified except by written instrument signed by the Borrower and Lender.

(c)
Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and emailed, mailed or delivered to each party at the respective addresses of the parties as set forth on the signature page hereto, or at such other address or email address as the Borrower shall have furnished to Lender in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, or (iii) three (3) business days after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.
(d)
Payment. Payments shall be made in lawful tender of the United States.
(e)
Tax Withholding. Any and all payments by or on account of any obligation of the Borrower under this Note shall be made without deduction or withholding for any taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any tax from any such payment, then the Borrower shall be entitled to deduct and withhold such tax from any amounts payable or otherwise deliverable pursuant to this Note and shall timely pay the full amount deducted or withheld to the applicable Governmental Authority. The amount payable by the Borrower to Lender shall be increased as necessary so that after such deduction or withholding has been made (including such deduction and withholding applicable to additional sums payable under this Section 9(e), Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(f)
Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.
(g)
Waivers. The Borrower hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.
(h)
Governing Law; Entire Agreement. THIS NOTE, AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA. This Note constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.
(i)
Jurisdiction and Venue. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERALLY COURTS LOCATED IN HILLSBOROUGH COUNTY, FLORIDA. EACH OF LENDER AND THE BORROWER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9(i).
(j)
Waiver of Jury Trial; Judicial Reference. BY ACCEPTANCE OF THIS NOTE, LENDER HEREBY AGREES AND THE BORROWER HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE.

(k)
Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.
(l)
Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(m)
Expenses. Subject to Section 3(d) of this Note, Borrower and Lender shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.
10.
Lender Investment Representations.
(a)
Experience. Lender is experienced in investing in securities of development stage companies and (i) has received all the information Lender has requested from Borrower and Lender considers necessary or appropriate for deciding whether to acquire this Note, (ii) represents that Lender has had an opportunity to ask questions and receive answers from Borrower regarding the terms and conditions of the offering of this Note and to obtain any additional information necessary to verify the accuracy of the information given Lender and (iii) further represents that Lender has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risk of this investment.
(b)
Purchase Entirely for Its Own Account. Lender is acquiring this debt security for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Lender understands that the debt securities represented by this Note have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, Lender’s bona fide nature of the investment intent as expressed herein.
(c)
Rule 144. Lender acknowledges that the Borrower’s debt securities are “restricted securities” under Rule 144 promulgated under the Securities Act inasmuch as they are being acquired from Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be transferred or resold except as permitted under the Securities Act and the applicable state securities laws, pursuant to registration or an exemption therefrom. Lender represents that it is aware of the provisions of Rule 144 promulgated under the Securities Act and understands the resale limitations imposed thereby and by the Securities Act. Lender also understands that Borrower is issuing this Note in reliance upon Lender’s representations and warranties contained herein and that any federal or state exemption is contingent upon the accuracy of Lender’s representations and warranties in this Note.
(d)
No Public Market. Lender understands that no public market now exists for any of the debt securities issued by Borrower and that there can be no assurance that a public market will ever exist for the debt securities.
(e)
Access to Data. Lender has had an opportunity to discuss Borrower’s business, management, and financial affairs with its management and the opportunity to review Borrower’s business plans. Lender understands that such discussions, as well as any written information issued by Borrower, were intended to describe the aspects of Borrower’s business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.
(f)
Accredited Investor. Unless otherwise disclosed to Borrower in writing by Lender, Lender represents that it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.
(g)
No “Bad Actor” Disqualification Events. Lender is not subject to any disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act, and disclosed in writing in reasonable detail to Borrower.
(h)
Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to Lender, Lender acknowledges that such statements were prepared based upon assumptions deemed reasonable by Borrower at the time of preparation. There is no assurance that such statements will prove accurate, and Lender has no obligation to update such statements.
(i)
Foreign Investors. If Lender is not a United States person (as defined by Section 7701(a)(30) of the Code), Lender hereby represents that he, she or it has satisfied itself as to the full observance of the laws of Lender’s jurisdiction in connection with any invitation to subscribe for this Note or any use of this Note, including (A) the legal requirements within Lender’s jurisdiction for the purchase of this Note, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of this Note. Lender’s subscription, payment for and continued beneficial ownership of this Note will not violate any applicable securities or other laws of the Lender’s jurisdiction.

(Signature Pages Follow)

The Borrower and Lender have caused this Note to be issued as of the date first written above.

BORROWER:

TUHURA BIOSCIENCES, INC.,
a Nevada corporation

By: /s/ James A. Bianco

Name: James A. Bianco, M.D.

Title: Chief Executive Officer

Address:

10500 University Center Drive, Suite 110

Tampa, FL 33612

Email: jbianco@tuhurabio.com

[Borrower page to Secured Promissory Note and Loan Agreement]

LENDER:

MATTHEW JOSEPH NATCHTRAB REVOCABLE TRUST DTD 12/18/2014

By: /s/ Matthew Nachtrab

Matthew Nachtrab, Trustee

Address:

116 Adalia Ave.

Tampa, FL 33606

Email: mnachtrab@gmail.com

[Lender page to Secured Promissory Note and Loan Agreement]

EXHIBIT A

FORM OF LENDER WARRANT

(attached)

EXHIBIT B

UNITED STATES PATENTS COMPRISING THE COLLATERAL

Patent Family	Description	Application/ Publication/ Patent Number	Filing Date	Issue Date/Status	Earliest Expected Expiration Date	Type of Parent Protection
DNA Vector and Transformed Tumor Cell Vaccines	Whole cell and DNA cancer vaccines	PCT/US2015/018688 (WO 2015/134577)	03/04/2015	Nationalized in CH, DE, DK, EP, FR, GB, HK, IE, NL, NO, SE, US	3/4/2035	Use Composition Composition
		US 9,555,088 US 9,839,680 US 10,391,158 US 10,751,400	07/07/2016 01/30/2017 12/11/2017 08/26/2019	Issued 01/31/2017 Issued 12/12/2017 Issued 08/27/2019 Issued 08/25/2020	3/4/2035 3/4/2035 3/4/2035 3/4/2035	Use
Cancer Vaccine Comprising mRNA Encoding a M-Like-Protein	Next generation cancer vaccine using mRNA encoding a bacterial antigen to prime anti-cancer immune responses	PCT/US2016/033235 (WO 2016/187407)	05/19/2016	Nationalized in AU, CA, CH, CN, DE, DK, EP, FR, GB, HK, IE, JP, NL, NO, SE, US	5/19/2036	Use Composition Composition/ use
		US 9,636,388 US 10,682,401 US 18/060,605	07/28/2016 05/01/2017 12/01/2022	Issued 05/02/2017 Issued 06/16/2020 pending	5/19/2036 5/19/2036 5/19/2036	
Modified mRNA for Multicell Transformation	Next generation cancer vaccine using mRNA encoding a bacterial antigen to prime anti-cancer immune responses	PCT/US2021/031204 (WO 2021/226413)	5/7/2021	Nationalized in CN, JP, CA, IN, AU, EP, KR *To be filed in HK*	5/7/2041	
Exosome Delivery of Cancer Therapeutics	Production and use of exosome preparations to systemically deliver pDNA and/or	US 18/055,724 (US 2023-0183690)	11/15/2022	Published/ pending		Composition /use

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